Exhibit 10.1

English Translation

Amendment to Credit Agreement

This Amendment to Credit Agreement ( hereinafter referred to as “Supplemental Agreement”) is entered into by and among the parties below on September 1, 2017 in Beijing, People’s Republic of China:

(1)	Ping An Bank Co., Ltd. Tianjin Pilot Free Trade Zone Branch, with its office located at 101, Gated 1, Tower 1, Ronghe Square, No. 168 West 4 Street, China (Tianjin) Pilot Free Trade Zone (Tianjin Airport Economic Area) and its legal representative (head of the branch) Wei Huisheng (hereinafter referred to as “Ping An Bank”);

(2)	Beijing Sohu New Media Information Technology Co., Ltd., with its office located at Room 802, Floor 8, Sohu.com Internet Plaza, Building 9, No. 1, Zhongguancun East Road, Haidian District, Beijing and its legal representative Zhang Chaoyang (hereinafter referred to as “Sohu New Media”);

(3)	Fox Information Technology (Tianjin) Limited, with its office located at Room 210-01, Floor 2, Office Building C, Comprehensive Service Area of Nangang Industrial Zone, Tianjin Economic-Technological Development Area, Tianjin and its legal representative Li Wei (hereinafter referred to as “Fox Info”);

(4)	Tianjin Jinhu Culture Development Co., Ltd., with its office located at Room 2101, Floor 21, Building C3, Taida MSD-C Area, No. 79 First Avenue, Tianjin Economic-Technological Development Area, Tianjin, and its legal representative Deng Xiufeng (hereinafter referred to as “Tianjin Jinhu”, collectively, together with Sohu New Media and Fox Info, the “Borrowers” );

(5)	Beijing Sohu New Momentum Information Technology Co., Ltd., with its office located at Room 1202, Floor 12, Sohu.com Internet Plaza, Building 9, No. 1, Zhongguancun East Road, Haidian District, Beijing and its legal representative Deng Xiufeng (hereinafter referred to as “Sohu New Momentum”);

(6)	Beijing Sohu New Era Information Technology Co., Ltd., with its office located at Floor 15, Sohu.com Internet Plaza, Building 9, No. 1, Zhongguancun East Road, Haidian District, Beijing and its legal representative Zhang Chaoyang (hereinafter referred to as “Sohu New Era”);

(7)	Sohu.com (Game) Limited, with is registered address at P.O.Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands (hereinafter referred to as “Sohu Game”);

(8)	Sohu.com Inc, with its registered address located at 1209 Orange Street, Wilmington, County of New Castle, Delaware, USA (hereinafter referred to as “Sohu Inc”).

They are referred collectively as the “Parties” and individually a “Party”.

WHEREAS,

1.	Ping An Bank and Sohu New Media executed a Loan Agreement, numbered Ping Yin Hu Yi Wen Dai Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Loan Agreement”);

2.	Ping An Bank and Sohu Inc executed a Strategic Cooperation Agreement, numbered Yin Hu Yi Wen Zhan Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Strategic Cooperation Agreement”);

3.	Ping An Bank and Fox Info executed a General Credit Limit Agreement, numbered Ping Yin Hu Yi Wen Zong Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Credit Agreement of Fox Info”);

4.	Ping An Bank and Tianjin Jinhu executed a General Credit Limit Agreement, numbered Ping Yin Hu Yi Wen Zong Zi 20170512 No. 003, on May 19, 2017 (hereinafter referred to as the “Credit Agreement of Tianjin Jinhu”);

5.	Ping An Bank and Sohu New Media executed a General Credit Limit Agreement, numbered Ping Yin Hu Yi Wen Zong Zi 20170512 No. 002, on May 19, 2017 (hereinafter referred to as the “Credit Agreement of Sohu New Media”, collectively, together with Credit Agreement of Fox Info and Credit Agreement of Jinhu, the “Credit Agreements”);

6.	Ping An Bank and Sohu Game executed a maximum amount guaranty agreement, numbered Ping Yin Hu Yi Wen E Bao Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Maximum Amount Guaranty Agreement”);

7.	Ping An Bank and Sohu Inc executed a Commitment Letter, numbered Yin Hu Yi Wen Cheng Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Commitment Letter”);

8.	Ping An Bank and Sohu New Momentum executed an Asset Pledge Agreement, numbered Ping Yin Hu Yi Wen E Di Zi 20170512 No. 003, on May 19, 2017 (hereinafter referred to as the “Asset Pledge Agreement of Sohu New Momentum”);

9.	Ping An Bank and Sohu New Media executed an Asset Pledge Agreement, numbered Ping Yin Hu Yi Wen E Di Zi 20170512 No. 001, on May 19, 2017 (hereinafter referred to as the “Asset Pledge Agreement of Sohu New Media”);

10.	Ping An Bank and Sohu New Era executed an Asset Pledge Agreement, numbered Ping Yin Hu Yi Wen E Di Zi 20170512 No. 002, on May 19, 2017 (hereinafter referred to as the “Asset Pledge Agreement of Sohu New Era”, collectively, together with Asset Pledge Agreement of Sohu New Momentum, Asset Pledge Agreement of Sohu New Media, Maximum Amount Guaranty Agreement, Credit Agreement of Sohu New Media, Credit Agreement of Tianjin Jinhu, Credit Agreement of Fox Info, Strategic Cooperation Agreement, Loan Agreement, and Commitment Letter, the “Transaction Documents”);

11.	Ping An Bank has granted a loan of RMB 400 million yuan to Sohu New Media under the Loan Agreement and gone through the formalities for pledge registration of Building 9 of Sohu.com Internet Plaza located at, No 1, Zhongguancun East Road, Haidinn District, Beijing (hereinafter referred to as “Pledge of Sohu.com Internet Plaza”).

12.	In order to the meet the need of business development, the Parties agree to make adjustments to the Transaction Documents.

NOW, THEREFORE, the Parties, upon friendly negotiations, hereby agree as follows:

Article 1	Ping An Bank and Sohu New Momentum mutually agree to rescind the Asset Pledge Agreement of Sohu New Momentum and acknowledge that neither Ping An Bank nor Sohu New Momentum have failed to perform obligations or there was any default event under the Asset Pledge Agreement of Sohu New Momentum. As from the execution date of this Agreement, Sohu New Momentum will not be bound by the Asset Pledge Agreement of Sohu New Momentum and can decide on possession, leasing, or pledge of the collaterals under such Agreement at its own discretion.

Article 2	Ping An Bank and Sohu New Media mutually agree that the list of collateral set forth in Annex I hereof shall supersede the list of collateral in Annex I of the Asset Pledge Agreement of Sohu New Media. Both Parties agree and acknowledge that, as from the execution date of the Asset Pledge Agreement of Sohu New Media, such Agreement will not cover other collateral except for those stated in the list of collateral set forth in Annex I hereof. Sohu New Media has the right to decide to possess, use, lease, or pledge the land use right and property ownership of the real estates located at Rooms -205, -101, 201, 901, 1001, 1101, 1201, 1301, 1401, and 1501, Building 3, No. 2, Kexueyuan South Road, Haidian District, Beijing.

Article 3	Ping An Bank and the Borrowers mutually agree that the aggregate line of credit of the Borrowers under the Credit Agreements shall not be more than RMB 600 billion yuan (RMB six hundred million yuan in words).

If, however, during the term of the credit, Changyou.com Limited (NASDAQ: CYOU) pays dividends and Sohu Inc.
has its dividend received flow de facto inside Sohu Group, Ping An Bank and the Borrowers mutually agree that, as from the date when Sohu Inc. has the dividend flow de facto, the aggregate line of credit of the Borrowers under the
Credit Agreements will be adjusted to RMB 800 million yuan (RMB eight hundred million yuan in words).

In respect of the specific credit business within the aforesaid line of credit, the Borrowers shall submit written application to Ping An Bank drawdown by drawdown in accordance with applicable Credit Agreements and the
Borrowers shall otherwise execute corresponding credit agreement for each drawdown according to the nature of the business.

The aforesaid line of credit may be initiated only when the following conditions are met concurrently:

The Borrowers open special accounts for repayment fund with Ping An Bank, and deposit sales incomes into such accounts. The daily amount of account statement for each quarter shall not be less than 40% of the line of credit granted by Ping An Bank.

Article 4	Ping An Bank and Sohu Game mutually agree to adjust the limit of guaranty under the Maximum Amount Guaranty Agreement in accordance with the agreements made in this Supplemental Agreement, that is, the maximum amount (balance) of the principal of the secured liability will be adjusted to (equivalent to) RMB six hundred million yuan only (in words) and will be subject to the adjustment of Article 3 Para. 2.

Article 5	Ping An Bank and Sohu New Media agree to adjust the limit of the principal creditor’s right under the Asset Pledge Agreement of Sohu New Media in accordance with the agreements made in this Supplemental Agreement, that is, the maximum amount (balance) of the principal of the liability secured will be adjusted to (equivalent to) RMB six hundred million yuan only (in words) and will be subject to the adjustment of Article 3 Para. 2.

Article 6	Ping An Bank and Sohu New Era agree to adjust the limit of the principal creditor’s right secured under the Asset Pledge Agreement of Sohu New Era in accordance with the agreements made in this Supplemental Agreement, that is, the maximum amount (balance) of the principal of the liability secured will be adjusted to (equivalent to) RMB six hundred million yuan only (in words) and will be subject to the adjustment of Article 3 Para. 2.

Article 7	Ping An Bank and Sohu Inc. agree that, in consideration of the amendments to the Transaction Documents made in this Supplemental Agreement, performance of the Commitment Letter shall conform to and be bound by this Supplemental Agreement, and Sohu Inc. will only assume its obligations under the Commitment Letter within the aggregate line of credit of not more than RMB 600 million yuan (RMB six hundred million yuan in words) as agreed in Article 3 of this Supplemental Agreement and will be subject to the adjustment of Article 3 Para. 2.

Article 8	The Parties agree that, adjustments to the Transaction Documents and the collateral thereunder in accordance with this Supplemental Agreement do not constitute any breach of the Transaction Documents.

Article 9	Where there is any conflict between the Transaction Documents and this Supplemental Agreement, the latter shall prevail. With respect to matters not covered herein, Transaction Documents shall apply.

Article 10	This Supplemental Agreement is made in quadruplicate and will come into force upon valid execution by the Parties.

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[This page is intentionally left blank and serves as the signature page of this Supplemental Agreement.]

Ping An Bank Co., Ltd. Tianjin Pilot Free Trade Zone Branch (seal)	Beijing Sohu New Media Information Technology Co., Ltd. (seal)

Authorized Representative:	Authorized Representative:

/s/ Wang Lu	/s/ Charles Zhang

Fox Information Technology (Tianjin) Limited (seal)	Tianjin Jinhu Culture Development Co., Ltd. (seal)

Authorized Representative:	Authorized Representative:

/s/ Wei Li	/s/ James Deng

Beijing Sohu New Momentum Information Technology Co., Ltd. (seal)	Beijing Sohu New Era Information Technology Co., Ltd. (seal)

Authorized Representative:	Authorized Representative:

/s/ James Deng	/s/ Charles Zhang

Sohu.com (Game) Limited	Sohu.com Inc

Authorized Representative:	Authorized Representative:

/s/ Charles Zhang	/s/ Joanna Lv

Annex I:

List of Collateral

Collateral Description, quantity, and quality condition

Collateral:

Room 802 and whole floors of Floors 9, 11, 12, and 13 of Building 9 located at No. 1, Zhongguancun East Road, Haidian District, Beijing.

Description: land use right and property ownership of the real estate

Total area of the land use right: 2,866.46 m2

Total building area of the property ownership: 11,679.19 m2

Where:

Room 802:

•    Area of land use right: 299.66 m2

•    Building area of the property ownership: 1,220.92 m2

Floor 9:

•    Area of land use right: 639.37 m2

•    Building area of the property ownership: 2,605.08 m2

Floor 11:

•    Area of land use right: 641.44 m2

•    Building area of the property ownership: 2,613.51 m2

Floor 12:

•    Area of land use right: 642.48 m2

•    Building area of the property ownership: 2,617.73 m2

Floor 13:

•    Area of land use right: 643.51 m2

•    Building area of the property ownership: 2,621.95 m2

Condition: good

Ownership of the collateral or the ownership of the use right of the collateral and property ownership certificates and their numbers

Collateral:

Room 802:

•    Property ownership certificate: Jing Fang Quan Zheng Shi Hai Gang Ao Tai Zi No. 4840002

•    Land use right certificate: Jing Shi Hai Gang Ao Tai Guo Yong (2007 Chu) No. 6016656

Floor 9:

•    Property ownership certificate: X Jing Fang Quan Zheng Hai Zi No. 382489

•    Land use right certificate: Jing Hai Qi Guo Yong (2013 Chu) No. 0700531

Floor 11:

•    Property ownership certificate: Jing Fang Quan Zheng Shi Hai Gang Ao Tai Zi No. 4840005

•    Land use right certificate: Jing Shi Hai Gang Ao Tai Guo Yong (2007 Chu) No. 6016655

Floor 12:

•    Property ownership certificate: Jing Fang Quan Zheng Shi Hai Gang Ao Tai Zi No. 4840006

•    Land use right certificate: Jing Shi Hai Gang Ao Tai Guo Yong (2007 Chu) No. 6016654

Floor 13:

•    Property ownership certificate: Jing Fang Quan Zheng Shi Hai Gang Ao Tai Zi No. 4840007

•    Land use right certificate: Jing Shi Hai Gang Ao Tai Guo Yong (2007 Chu) No. 6016659

Location of the collateral	Room 802 and whole floors of Floors 9, 11, 12, and 13 of Building 9, No. 1, Zhongguancun East Road, Haidian District, Beijing.

Value of the collateral	RMB (currency) 680 million yuan

Share of the pledger in the collateral	100%	Name of other common proprietors (in the case of joint ownership)	N/A

Other conditions of the collateral	Lease. An area of 10,948.34 m2 is leased to Beijing Sogou Technology Development Inc.

Remarks

The pledger warrants that the representations above are true, accurate, and complete. Where the collateral becomes invalid or insufficient due to misrepresentation or material omission, which results in damages to the rights and interests of the principal creditor, the pledger is willing to assume several and joint liability for all debts of the debtor under the master agreement.